Putnam VT International Value Fund
The fund's portfolio
3/31/22 (Unaudited)

COMMON STOCKS (95.4%)(a)
	Shares	Value
Aerospace and defense (0.8%)
BAE Systems PLC (United Kingdom)	77,882	$734,152

		734,152
Air freight and logistics (1.4%)
Deutsche Post AG (Germany)	25,115	1,205,985

		1,205,985
Airlines (1.2%)
Qantas Airways, Ltd. (voting rights) (Australia)(NON)	273,066	1,049,124

		1,049,124
Auto components (1.1%)
Magna International, Inc. (Canada)	14,526	932,574

		932,574
Automobiles (1.1%)
Yamaha Motor Co., Ltd. (Japan)	43,300	970,396

		970,396
Banks (17.2%)
AIB Group PLC (Ireland)(NON)	433,342	950,907
Australia & New Zealand Banking Group, Ltd. (Australia)	104,257	2,136,470
BNP Paribas SA (France)	26,585	1,513,677
CaixaBank SA (Spain)	168,945	569,411
DBS Group Holdings, Ltd. (Singapore)	37,604	988,622
DNB Bank ASA (Norway)	42,473	961,606
Hana Financial Group, Inc. (South Korea)	36,239	1,446,713
HSBC Holdings PLC (United Kingdom)	319,416	2,188,654
ING Groep NV (Netherlands)	218,302	2,281,421
Mizuho Financial Group, Inc. (Japan)	41,480	530,941
Sumitomo Mitsui Financial Group, Inc. (Japan)	53,700	1,713,794

		15,282,216
Beverages (2.0%)
Asahi Group Holdings, Ltd. (Japan)	19,200	697,029
Coca-Cola Europacific Partners PLC (United Kingdom)	22,235	1,080,843

		1,777,872
Building products (1.1%)
Compagnie de Saint-Gobain (France)	16,767	997,805

		997,805
Capital markets (2.8%)
Quilter PLC (United Kingdom)	482,441	896,036
UBS Group AG (Switzerland)	82,885	1,619,325

		2,515,361
Chemicals (0.7%)
LANXESS AG (Germany)	13,036	576,513

		576,513
Construction and engineering (2.6%)
Vinci SA (France)	22,223	2,272,027

		2,272,027
Construction materials (1.1%)
CRH PLC (Ireland)	23,429	938,087

		938,087
Diversified financial services (2.4%)
Eurazeo SE (France)	12,617	1,060,361
ORIX Corp. (Japan)	54,700	1,091,757

		2,152,118
Diversified telecommunication services (3.8%)
BCE, Inc. (Canada)	17,269	957,278
Nippon Telegraph & Telephone Corp. (Japan)	65,300	1,897,413
Telstra Corp., Ltd. (Australia)	185,020	545,643

		3,400,334
Electric utilities (2.1%)
Fortum OYJ (Finland)	32,379	587,787
SSE PLC (United Kingdom)	55,088	1,261,371

		1,849,158
Electrical equipment (0.2%)
Siemens Energy AG (Germany)	6,065	138,577

		138,577
Food and staples retail (2.3%)
Koninklijke Ahold Delhaize NV (Netherlands)	38,877	1,249,749
Seven & i Holdings Co., Ltd. (Japan)	15,900	756,526

		2,006,275
Food products (1.0%)
JDE Peet's NV (Netherlands)	8,205	234,738
Kerry Group PLC Class A (Ireland)	5,783	646,155

		880,893
Health-care equipment and supplies (1.3%)
Hoya Corp. (Japan)	9,900	1,129,706

		1,129,706
Hotels, restaurants, and leisure (0.7%)
Compass Group PLC (United Kingdom)	28,686	618,214

		618,214
Household durables (4.1%)
Cairn Homes PLC (Ireland)	460,033	628,971
Panasonic Corp. (Japan)	71,900	696,289
Sony Group Corp. (Japan)	22,000	2,270,642

		3,595,902
Industrial conglomerates (2.2%)
Siemens AG (Germany)	13,808	1,913,267

		1,913,267
Insurance (8.5%)
AIA Group, Ltd. (Hong Kong)	192,000	2,010,131
Allianz SE (Germany)	4,537	1,083,410
AXA SA (France)	58,700	1,714,270
Prudential PLC (United Kingdom)	84,425	1,247,107
QBE Insurance Group, Ltd. (Australia)	177,352	1,511,517

		7,566,435
Machinery (1.8%)
Minebea Mitsumi, Inc. (Japan)	56,700	1,235,145
NSK, Ltd. (Japan)	55,100	330,782

		1,565,927
Metals and mining (4.0%)
Anglo American PLC (London Exchange) (United Kingdom)	42,181	2,175,547
Rio Tinto PLC (United Kingdom)	17,586	1,395,026

		3,570,573
Multi-utilities (2.1%)
Veolia Environnement SA (France)	56,951	1,817,270

		1,817,270
Multiline retail (0.7%)
Pan Pacific International Holdings Corp. (Japan)	40,000	641,547

		641,547
Oil, gas, and consumable fuels (7.2%)
BP PLC (United Kingdom)	300,890	1,470,459
Shell PLC (London Exchange) (United Kingdom)	79,917	2,193,222
Suncor Energy, Inc. (Canada)	53,945	1,756,238
TotalEnergies SE (France)	20,335	1,031,772

		6,451,691
Personal products (0.9%)
Unilever PLC (United Kingdom)	18,005	814,986

		814,986
Pharmaceuticals (5.2%)
AstraZeneca PLC (United Kingdom)	13,685	1,814,784
Sanofi (France)	27,064	2,760,102

		4,574,886
Specialty retail (1.1%)
Kingfisher PLC (United Kingdom)	279,775	933,708

		933,708
Technology hardware, storage, and peripherals (2.5%)
Lite-On Technology Corp. (Taiwan)	398,000	942,941
Samsung Electronics Co., Ltd. (South Korea)	22,773	1,300,968

		2,243,909
Tobacco (0.8%)
Imperial Brands PLC (United Kingdom)	35,573	749,027

		749,027
Trading companies and distributors (5.0%)
Ferguson PLC (United Kingdom)	5,899	800,730
ITOCHU Corp. (Japan)	30,800	1,044,799
Mitsubishi Corp. (Japan)	67,500	2,543,271

		4,388,800
Wireless telecommunication services (2.4%)
KDDI Corp. (Japan)	20,100	660,211
Vodafone Group PLC (United Kingdom)	898,852	1,474,717

		2,134,928

Total common stocks (cost $74,784,990)		$84,390,243

SHORT-TERM INVESTMENTS (3.2%)(a)
	Principal amount	Value
Interest in $384,728,000 joint tri-party repurchase agreement dated 3/31/2022 with BofA Securities, Inc. due 4/1/2022 - maturity value of $2,728,023 for an effective yield of 0.300% (collateralized by Agency Mortgage-Backed Securities with coupon rates ranging from 2.000% to 4.500% and due dates ranging from 2/1/2042 to 3/1/2052, valued at $392,422,560)	$2,728,000	$2,728,000
U.S. Treasury Bills 0.064%, 5/19/22	100,000	99,967

Total short-term investments (cost $2,827,992)		$2,827,967
TOTAL INVESTMENTS

Total investments (cost $77,612,982)		$87,218,210

	FORWARD CURRENCY CONTRACTS at 3/31/22 (aggregate face value $28,890,354) (Unaudited)
	Counterparty	Currency	Contract type*	Delivery date	Value	Aggregate face value	Unrealized appreciation/ (depreciation)
	Bank of America N.A.
		Canadian Dollar	Sell	4/20/22	$14,957	$14,677	$(280)
		Danish Krone	Buy	6/15/22	159,818	160,510	(692)
		New Taiwan Dollar	Sell	5/18/22	465,600	476,868	11,268
		Swedish Krona	Buy	6/15/22	482,173	466,842	15,331
		Swiss Franc	Buy	6/15/22	271,575	273,168	(1,593)
	Barclays Bank PLC
		Hong Kong Dollar	Buy	5/18/22	356,127	357,919	(1,792)
		Israeli Shekel	Buy	4/20/22	131,177	135,522	(4,345)
		Japanese Yen	Buy	5/18/22	295,061	314,184	(19,123)
		New Taiwan Dollar	Sell	5/18/22	465,600	477,039	11,439
		Singapore Dollar	Buy	5/18/22	121,506	120,800	706
	Citibank, N.A.
		British Pound	Sell	6/15/22	759,069	773,302	14,233
		Canadian Dollar	Sell	4/20/22	1,143,928	1,122,745	(21,183)
		Danish Krone	Buy	6/15/22	542,022	544,067	(2,045)
		Swiss Franc	Buy	6/15/22	2,174,225	2,185,829	(11,604)
	Goldman Sachs International
		Australian Dollar	Buy	4/20/22	223,783	218,998	4,785
		Japanese Yen	Buy	5/18/22	391,551	417,001	(25,450)
		South Korean Won	Sell	5/18/22	439,549	445,482	5,933
	HSBC Bank USA, National Association
		British Pound	Sell	6/15/22	1,265,597	1,289,563	23,966
		Euro	Buy	6/15/22	2,326,515	2,334,534	(8,019)
		Swiss Franc	Buy	6/15/22	62,087	62,424	(337)
	JPMorgan Chase Bank N.A.
		British Pound	Sell	6/15/22	374,150	372,911	(1,239)
		New Zealand Dollar	Buy	4/20/22	177,313	174,417	2,896
		Singapore Dollar	Buy	5/18/22	178,164	179,609	(1,445)
		South Korean Won	Sell	5/18/22	2,227,240	2,256,759	29,519
	Morgan Stanley & Co. International PLC
		British Pound	Sell	6/15/22	386,495	399,490	12,995
		Canadian Dollar	Sell	4/20/22	269,785	265,543	(4,242)
		Euro	Buy	6/15/22	240,150	238,704	1,446
		Japanese Yen	Buy	5/18/22	1,017,306	1,084,732	(67,426)
		Swiss Franc	Buy	6/15/22	516,773	522,470	(5,697)
	NatWest Markets PLC
		Swedish Krona	Buy	6/15/22	767,444	743,411	24,033
		Swiss Franc	Buy	6/15/22	2,119,628	2,130,587	(10,959)
	State Street Bank and Trust Co.
		Australian Dollar	Buy	4/20/22	1,219,280	1,168,351	50,929
		British Pound	Sell	6/15/22	2,485,495	2,532,375	46,880
		Canadian Dollar	Sell	4/20/22	527,093	517,181	(9,912)
		Israeli Shekel	Buy	4/20/22	513,488	526,414	(12,926)
		Norwegian Krone	Buy	6/15/22	11,546	11,413	133
		Swedish Krona	Buy	6/15/22	350,304	339,057	11,247
	Toronto-Dominion Bank
		Australian Dollar	Buy	4/20/22	872,529	824,450	48,079
		Swiss Franc	Buy	6/15/22	341,911	339,824	2,087
	UBS AG
		Canadian Dollar	Sell	4/20/22	1,630,709	1,601,377	(29,332)
		Swiss Franc	Buy	6/15/22	243,896	245,164	(1,268)
	WestPac Banking Corp.
		Japanese Yen	Buy	5/18/22	219,783	224,641	(4,858)

	Unrealized appreciation						317,905

	Unrealized (depreciation)						(245,767)

	Total						$72,138
*	The exchange currency for all contracts listed is the United States Dollar.

	Notes of the fund's portfolio
	Unless noted otherwise, the notes of the fund's portfolio are for the close of the fund's reporting period, which ran from January 1, 2022 through March 31, 2022 (the reporting period). Within the following notes to the portfolio, references to "Putnam Management" represent Putnam Investment Management, LLC, the fund's manager, an indirect wholly-owned subsidiary of Putnam Investments, LLC, references to "ASC 820" represent Accounting Standards Codification 820 Fair Value Measurements and Disclosures and references to "OTC", if any, represent over-the-counter.
(a)	Percentages indicated are based on net assets of $88,482,031.
(NON)	This security is non-income-producing.
	Affiliated company. For investments in Putnam Short Term Investment Fund, the rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period. Transactions during the period with any company which is under common ownership or control were as follows:
	Name of affiliate	Fair value as of 12/31/21	Purchase cost	Sale proceeds	Investment income	Shares outstanding and fair value as of 3/31/22
	Short-term investments
	Putnam Short Term Investment Fund*	$2,765,609	$—	$2,765,609	$838	$—

	Total Short-term investments	$2,765,609	$—	$2,765,609	$838	$—
	* Management fees charged to Putnam Short Term Investment Fund have been waived by Putnam Management. There were no realized or unrealized gains or losses during the period.
	At the close of the reporting period, the fund maintained liquid assets totaling $129,341 to cover certain derivative contracts.
	DIVERSIFICATION BY COUNTRY
	Distribution of investments by country of risk at the close of the reporting period, excluding collateral received, if any (as a percentage of Portfolio Value):
	United Kingdom	25.1%
	Japan	20.9
	France	15.1
	Australia	6.0
	Germany	5.6
	Netherlands	4.3
	Canada	4.2
	Ireland	3.6
	United States	3.2
	South Korea	3.2
	Hong Kong	2.3
	Switzerland	1.9
	Singapore	1.1
	Norway	1.1
	Taiwan	1.1
	Finland	0.7
	Spain	0.6

	Total	100.0%
	Security valuation: Portfolio securities and other investments are valued using policies and procedures adopted by the Board of Trustees. The Trustees have formed a Pricing Committee to oversee the implementation of these procedures and have delegated responsibility for valuing the fund’s assets in accordance with these procedures to Putnam Management. Putnam Management has established an internal Valuation Committee that is responsible for making fair value determinations, evaluating the effectiveness of the pricing policies of the fund and reporting to the Pricing Committee.
	Investments for which market quotations are readily available are valued at the last reported sales price on their principal exchange, or official closing price for certain markets, and are classified as Level 1 securities under ASC 820. If no sales are reported, as in the case of some securities that are traded OTC, a security is valued at its last reported bid price and is generally categorized as a Level 2 security.
	Investments in open-end investment companies (excluding exchange-traded funds), if any, which can be classified as Level 1 or Level 2 securities, are valued based on their net asset value. The net asset value of such investment companies equals the total value of their assets less their liabilities and divided by the number of their outstanding shares.
	Many securities markets and exchanges outside the U.S. close prior to the scheduled close of the New York Stock Exchange and therefore the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the scheduled close of the New York Stock Exchange. Accordingly, on certain days, the fund will fair value certain foreign equity securities taking into account multiple factors including movements in the U.S. securities markets, currency valuations and comparisons to the valuation of American Depository Receipts, exchange-traded funds and futures contracts. The foreign equity securities, which would generally be classified as Level 1 securities, will be transferred to Level 2 of the fair value hierarchy when they are valued at fair value. The number of days on which fair value prices will be used will depend on market activity and it is possible that fair value prices will be used by the fund to a significant extent. Securities quoted in foreign currencies, if any, are translated into U.S. dollars at the current exchange rate. Short-term securities with remaining maturities of 60 days or less are valued using an independent pricing service approved by the Trustees, and are classified as Level 2 securities.
	To the extent a pricing service or dealer is unable to value a security or provides a valuation that Putnam Management does not believe accurately reflects the security's fair value, the security will be valued at fair value by Putnam Management in accordance with policies and procedures approved by the Trustees. Certain investments, including certain restricted and illiquid securities and derivatives, are also valued at fair value following procedures approved by the Trustees. These valuations consider such factors as significant market or specific security events such as interest rate or credit quality changes, various relationships with other securities, discount rates, U.S. Treasury, U.S. swap and credit yields, index levels, convexity exposures, recovery rates, sales and other multiples and resale restrictions. These securities are classified as Level 2 or as Level 3 depending on the priority of the significant inputs.
	To assess the continuing appropriateness of fair valuations, the Valuation Committee reviews and affirms the reasonableness of such valuations on a regular basis after considering all relevant information that is reasonably available. Such valuations and procedures are reviewed periodically by the Trustees. The fair value of securities is generally determined as the amount that the fund could reasonably expect to realize from an orderly disposition of such securities over a reasonable period of time. By its nature, a fair value price is a good faith estimate of the value of a security in a current sale and does not reflect an actual market price, which may be different by a material amount.
	Forward currency contracts: The fund buys and sells forward currency contracts, which are agreements between two parties to buy and sell currencies at a set price on a future date. These contracts were used to hedge foreign exchange risk.
	The U.S. dollar value of forward currency contracts is determined using current forward currency exchange rates supplied by a quotation service. The fair value of the contract will fluctuate with changes in currency exchange rates. The contract is marked to market daily and the change in fair value is recorded as an unrealized gain or loss. The fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed when the contract matures or by delivery of the currency. The fund could be exposed to risk if the value of the currency changes unfavorably, if the counterparties to the contracts are unable to meet the terms of their contracts or if the fund is unable to enter into a closing position.
	For the fund's average contract amount on forward currency contracts, see the appropriate table at the end of these footnotes.
	Master agreements: The fund is a party to ISDA (International Swaps and Derivatives Association, Inc.) Master Agreements (Master Agreements) with certain counterparties that govern OTC derivative and foreign exchange contracts entered into from time to time. The Master Agreements may contain provisions regarding, among other things, the parties’ general obligations, representations, agreements, collateral requirements, events of default and early termination. With respect to certain counterparties, in accordance with the terms of the Master Agreements, collateral posted to the fund is held in a segregated account by the fund’s custodian and, with respect to those amounts which can be sold or repledged, is presented in the fund’s portfolio.
	Collateral pledged by the fund is segregated by the fund’s custodian and identified in the fund’s portfolio. Collateral can be in the form of cash or debt securities issued by the U.S. Government or related agencies or other securities as agreed to by the fund and the applicable counterparty. Collateral requirements are determined based on the fund’s net position with each counterparty.
	Termination events applicable to the fund may occur upon a decline in the fund’s net assets below a specified threshold over a certain period of time. Termination events applicable to counterparties may occur upon a decline in the counterparty’s long-term and short-term credit ratings below a specified level. In each case, upon occurrence, the other party may elect to terminate early and cause settlement of all derivative and foreign exchange contracts outstanding, including the payment of any losses and costs resulting from such early termination, as reasonably determined by the terminating party. Any decision by one or more of the fund’s counterparties to elect early termination could impact the fund’s future derivative activity.
	At the close of the reporting period, the fund had a net liability position of $146,828 on open derivative contracts subject to the Master Agreements. There was no collateral posted by the fund at period end for these agreements.

ASC 820 establishes a three-level hierarchy for disclosure of fair value measurements. The valuation hierarchy is based upon the transparency of inputs to the valuation of the fund's investments. The three levels are defined as follows:
Level 1: Valuations based on quoted prices for identical securities in active markets.
Level 2: Valuations based on quoted prices in markets that are not active or for which all significant inputs are observable, either directly or indirectly.

Level 3: Valuations based on inputs that are unobservable and significant to the fair value measurement.
The following is a summary of the inputs used to value the fund's net assets as of the close of the reporting period:
	Valuation inputs
Investments in securities:	Level 1	Level 2	Level 3
Common stocks*:
Communication services	$957,278	$4,577,984	$—
Consumer discretionary	932,574	6,759,767	—
Consumer staples	1,080,843	5,148,210	—
Energy	1,756,238	4,695,453	—
Financials	—	27,516,130	—
Health care	—	5,704,592	—
Industrials	—	14,265,664	—
Information technology	—	2,243,909	—
Materials	—	5,085,173	—
Utilities	—	3,666,428	—

Total common stocks	4,726,933	79,663,310	—
Short-term investments	—	2,827,967	—

Totals by level	$4,726,933	$82,491,277	$—
	Valuation inputs

Other financial instruments:	Level 1	Level 2	Level 3
Forward currency contracts	$—	$72,138	$—

Totals by level	$—	$72,138	$—
* Common stock classifications are presented at the sector level, which may differ from the fund's portfolio presentation.
The volume of activity for the reporting period for any derivative type that was held at the close of the period is listed below and was based on an average of the holdings of that derivative at the end of each fiscal quarter in the reporting period:
Forward currency contracts (contract amount)	$35,300,000
For additional information regarding the fund please see the fund's most recent annual or semiannual shareholder report filed on the Securities and Exchange Commission's Web site, www.sec.gov, or visit Putnam's Individual Investor Web site at www.putnaminvestments.com